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                                                                    EXHIBIT 23.1
                         INDEPENDENT AUDITORS' CONSENT


    We consent to the use in this Pre-effective Amendment No. 4 to Registration Statement No. 333-23717 of Net.B@nk, Inc. on Form S-1 of our reports dated March 18, 1997, appearing in the Prospectus, which is part of such Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP

Atlanta, Georgia


July 24, 1997